                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Melvyn F. Quiller, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) of and supplements to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated on the 19th day of December, 2000.

      Signature                         Title
      ---------                         -----
/s/ Melvyn F. Quiller
------------------------------          Chief Executive Officer and Director
Melvyn F. Quiller

/s/ Raymond A. King
------------------------------          Chief Financial Officer and Director
Raymond A. King

/s/ Ahmed Abdulla Mannai
------------------------------          Director
Ahmed Abdulla Mannai

/s/ Chafe Omar Abou Richeh
------------------------------          Director
Chafe Omar Abou Richeh

/s/ Patrick D. Doyle
------------------------------          Director
Patrick D. Doyle

/s/ Brian J. O'Dell
------------------------------          Director
Brian J. O'Dell

/s/ Paul Warshaw
------------------------------          Director
Paul Warshaw

/s/ Spencer H. Young
------------------------------          Director
Spencer H. Young